UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  October 26, 2010

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2010, the board of directors (the "Board") of Comverge, Inc. appointed John McCarter and John Rego as independent directors to the Board effectively immediately, in accordance with Comverge's Bylaws and Certificate of Incorporation.  The Board determined that Mr. McCarter shall be a Class II director and Mr. Rego a Class III director, and as such, each shall serve until the next election of their respective classes, subject to the election and qualification of a successor or successors, or until his earlier death, resignation or removal. In addition, the Board appointed Mr. McCarter to serve on the compensation committee and Mr. Rego to serve on the audit committee of the Board.

Pursuant to the terms of their offer letters, each of Messrs. McCarter and Rego, as non-employee directors, will receive an initial equity award based on an implied value of $80,000 in the form of restricted stock.  In addition, each will receive annual cash compensation of $70,000, which will be paid in quarterly installments and pro rated for the remainder of 2010. This compensation is based on a maximum of four in-person board meetings and four committee meetings. To the extent that they attend additional meetings, no additional compensation will be paid.

There are no arrangements or understandings between Mr. McCarter or Mr. Rego and any other persons pursuant to which they were selected as directors of the Company. There are no relationships between Mr. McCarter or Mr. Rego and Comverge or any of Comverge's subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01                      Regulation FD Disclosure.

On October 27, 2010, Comverge issued a press release announcing the appointments of Messrs. McCarter and Rego to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

None of the information furnished in Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by Comverge under the Securities Act of 1933, as amended, unless specifically indentified therein as being incorporated therein by reference.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 27, 2010 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:         /s/ Michael Picchi
Name:    Michael Picchi
Title:      Executive Vice President and Chief Financial Officer

Dated: November 1, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

     99.1                         Press release, dated October 27, 2010 (furnished herewith).